Segment Information (Tables)	11 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Schedule of Net Income or Loss and Total Assets

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the accompanying statements of operations as net income or loss. The measure of segment assets is reported on the accompanying balance sheets as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income or loss and total assets, which include the following:

December 31, 2025
Cash	$560,813
Cash and marketable securities held in the Trust Account	$205,642,100
Total assets	$206,334,054

For the Period from February 10, 2025 (Inception) through December 31, 2025
Operating loss	$(1,882,975)
Income earned on cash and marketable securities held in the Trust Account	$4,392,100
Net income	$2,531,400